UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2004
Pepco Holdings, Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-31403 (Commission File Number)	52-2297449 (I.R.S. Employer Identification No.)
701 Ninth Street, N. W., Washington, D.C. 20068 (Address of principal executive officers)
(202) 872-3526 Registrant's telephone number, including area code
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Pepco Holdings, Inc. Form 8-K
Item 2.02	Results of Operations and Financial Condition.
On November 8, 2004, Pepco Holdings, Inc. issued a news release announcing its third quarter 2004 operating results. The news release is furnished as Exhibit 99 to this Form 8-K.
Item 9.01	Financial Statements and Exhibits.
(c) Exhibits.
99	News Release of Pepco Holdings, Inc. dated November 8, 2004.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
PEPCO HOLDINGS, INC. (Registrant)
Date November 8, 2004	By: /s/ J. M. Rigby Joseph M. Rigby Senior Vice President and Chief Financial Officer
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